The Ohio National Life Insurance Company

Ohio National Variable Account A

ONcore Series of Variable Annuities

Supplement dated March 22, 2013

to the Prospectuses dated May 1, 2012 and October 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012 and October 1, 2012, as previously supplemented:

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

GLWB Plus

Annual Credit Base

For GLWB Plus riders applied for on or after March 25, 2013, the annual credit rate is 6%. The following replaces the first three paragraphs in Annual credit base:

With the GLWB Plus, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 6% simple interest (for riders applied for on or after March 25, 2013) of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 6% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a)	the GLWB base as of the prior contract anniversary, plus

(b)	net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c)	6% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 6% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

For riders applied for between December 3, 2012 and March 25, 2013, the annual credit is 7%. For riders applied for before December 3, 2012, the annual credit is 8%.

Maximum Annual Withdrawals

For GLWB Plus riders applied for on or after March 25, 2013, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Annuitant’s Age	Maximum Annual Withdrawal %

59 1/2 to 64	4.00%
65 to 74	4.50%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

Guaranteed Principal Protection with the GLWB Plus

For GLWB Plus riders applied for on or after March 25, 2013, the guaranteed principal protection rider with the GLWB Plus is no longer available.

Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus

For Joint GLWB Plus riders applied for on or after March 25, 2013, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %

59 1/2 to 64	3.75%
65 to 74	4.00%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

Additionally, for Joint GLWB Plus riders applied for on or after March 25, 2013, the annual credit rate is 6%.